PROSPECTUS

PAYSON TOTAL RETURN FUND

(PBFDX)

AUGUST 1, 2010

Payson Total Return Fund seeks a combination of high
current income and capital appreciation.

The Fund does not pay Rule 12b-1 (distribution) fees.

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PAGE
Summary Section	1
Investment Objective	1
Fees and Expenses	1
Example	1
Portfolio Turnover	1
Principal Investment Strategies	2
Principal Investment Risks	2
Performance Information	4
Management	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5

Details Regarding the Fund’s Investment Strategies and Risks	6
Additional Information Regarding Principal Investment Strategies	6
Additional Information Regarding Principal Risk Factors	7
Who May Want to Invest in the Fund	9

Management	10
The Adviser	10
Portfolio Managers	10
Other Service Providers	10
Fund Expenses	10

Your Account	11
How to Contact the Fund	11
General Information	11
Buying Shares	13
Selling Shares	16
Retirement Accounts	18

Other Information	18

Financial Highlights	20

Investment Objectives

Payson Total Return Fund (the “Fund”) seeks a combination of high current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of the offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.01%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses(1)	1.64%

(1)
Total annual fund operating expenses do not correlate to the ratio of expenses to average net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Year	5 Year	10 Year
$167	$517	$892	$1,944

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common stock and convertible securities of large and medium size domestic value companies. Fund’s investment adviser (the “Adviser”) defines large size domestic companies as those companies  with  market capitalizations in excess of $12 billion and medium size domestic companies as those companies  with  market capitalizations in the range of $2 billion to $12 billion. The Fund also invests in debt securities, which are investment grade, including U.S. Government securities, including U.S. Treasury bills, Treasury Inflation-Protected Securities, notes and bonds, and corporate bonds and notes issued by large and medium size domestic companies. If an investment grade security held by the Fund is downgraded to non-investment grade, the Fund may hold the security if the Adviser believes the issuer will continue to pay its debt or the current market price does not properly reflect what the Adviser believes to be the fair value of the security. The Fund may also invest a significant portion of the Fund’s total assets in cash or cash equivalents if the Adviser is unable to find investments selling at discounts to what the Adviser believes are their fair intrinsic value.

The Adviser maintains a long-term, equity-oriented perspective, being much less concerned with investment performance on a quarterly or shorter basis than with real, long-term growth of income. The Adviser uses both a quantitative and a fundamental approach to identify stocks that are undervalued compared to the company’s financial condition. With respect to the Fund’s investment in debt securities, the Adviser monitors interest rate outlooks, the shape of the yield curve and other economic factors to determine an appropriate maturity profile for the Fund’s investment portfolio consistent with the Fund’s objective. Then, the Adviser monitors the investments in the Fund’s portfolio to determine if there have been  any fundamental changes in the companies or issuers, and may sell a security when its investment profile changes, including relative to other potential investments.

Principal Investment Risks

General Market Risk The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Recent Market Events Risk Unprecedented recent turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund.

Equity and Convertible Securities Risk The Fund is subject to the risk that stock prices may fall over a short period or extended periods of time. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities

Large Capitalization Company Risk Securities of companies with large market capitalizations go in and out of favor based on market and economic conditions and may underperform other market segments.

Mid-Capitalization Company Risk The stocks of mid-capitalization companies may entail greater risk and their prices may fluctuate more than those of the securities of larger, more established companies.

Debt Securities Risk The Fund is subject to the risk that the financial condition of an issuer of a security held by the Fund may cause the issuer to default or become unable to pay interest or principal due on the securities.

Interest Rate Risk An increase in interest rates typically causes a fall in the value of the fixed-income securities in which the Fund may invest.

Credit Risk The Fund is subject to the risk that the issuer of a bond, including a U.S. Government agency not backed by the full faith and credit of the U.S. Government, will fail to make timely payment of interest or principal.  A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Liquidity Risk Fixed-income securities held by the Fund may be difficult to sell at the time and at the price that the Advisor would like.  As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities.  There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

Inflation-Indexed Security Risk Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation.

Government Securities Risk A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.

Performance Information

The following chart and table illustrate the variability of the Fund’s returns as of December 31, 2009. The chart below indicates some of the risks of investing in the Fund by showing changes in the performance of the Fund from year-to-year and how the Fund’s average annual total returns over 1, 5 and 10 years compare to the Standard & Poor’s 500 Index (the “Index” or the “S&P 500 Index”), a broad measure of market performance. Updated performance information is available at www.hmpayson.com or by calling (800) 805-8258 (toll free).

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results

The calendar year-to-date total return as of June 30, 2010 was -8.80%.

During the periods shown in the chart, the highest quarterly return was 23.19% for the quarter ended June 30, 2009 and the lowest quarterly return was –25.12% for the quarter ended December 31, 2008.

Average Annual Total Return

Payson Total Return Fund (For the periods ended December 31, 2009)	1 Year	5 Years	10 Years	Since Inception (11/25/1991)
Return Before Taxes	36.55%	0.85%	2.73%	5.98%
Return After Taxes on Distributions	36.46%	0.59%	1.94%	4.42%
Return After Taxes on Distributions and Sale of Fund Shares	23.83%	0.72%	1.97%	4.37%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%	8.35%

After-tax returns are calculated using the historical highest individual Federal marginal  tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Adviser H.M. Payson & Co. is the Fund’s investment adviser.

Portfolio Managers The Fund is managed on a day-to-day basis by the following individuals who are jointly and primarily responsible for the management of the Fund:

•	Peter E. Robbins was portfolio manager of the Fund from 1991 to 2007 and has been co-portfolio manager of the Fund since 2008.
•	John C. Downing was portfolio manager of the Fund from 2007 to 2008 and has been co-portfolio manager of the Fund since 2008.
•	William N. Weickert has been co-portfolio manager of the Fund since 2008.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day through your financial intermediary, by mail to Payson Total Return Fund, P.O. Box 588, Portland, Maine 04112, or by telephone at (800) 805-8258. Shares also may be purchased by check, wire or electronic bank transfer. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investments	Minimum Additional Investments
Standard Accounts	$2,000	$250
Retirement Accounts	$1,000	$250

Tax Information

Shareholders may receive distributions from the Fund of dividends, income and capital gains, which may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may compensate the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

DETAILS REGARDING THE FUND’S INVESTMENT STRATEGIES AND RISKS

Concepts to Understand
Common Stock means an equity or ownership interest in a company.
Convertible Security means a security, such as a preferred stock or bond, that may be converted into a specified number of shares of common stock.
Value Company means a company whose market price is low relative to its financial condition, price history and/or the stock of comparable companies.
Market Capitalization means the aggregate value of a company’s common stock in the stock market.
Debt Security means a security such as a bond or note that obligates the issuer to pay the security owner a specified sum of money (interest) at set intervals as well as to repay the principal amount of the security at its maturity.
Bond means a debt security with a long-term maturity of usually 5 years or longer.
Note means a debt security with a short-term maturity, usually less than 5 years.
U.S. Government Securities means debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
Investment Grade Security means a security rated in one of the four highest ratings categories by a nationally recognized statistical rating organization (“NRSRO”), such as Standard & Poor’s, or unrated and determined to be of comparable quality by the Adviser.

The Fund seeks a combination of high current income and capital appreciation by investing primarily in common stock and securities convertible into common stock, which appear to be undervalued, and in investment grade debt securities, including U.S. government, government agency and corporate obligations.

Additional Information Regarding Principal Investment Strategies

The Fund invests primarily in common stock and convertible securities of large and medium size domestic value companies. Large size domestic companies typically have market capitalizations in excess of $12 billion. Medium size domestic companies typically have market capitalizations in the range of $2 billion to $12 billion. The Fund also invests in debt securities, which are primarily investment grade, including U.S. Government securities and corporate bonds and notes issued by large and medium size domestic companies. The Fund may also invest a significant portion of the Fund’s total assets in cash or cash equivalents if the Fund’s investment adviser (the “Adviser”) is unable to find investments selling at discounts to what the Adviser believes are their fair intrinsic value.

The Adviser’s Process The Adviser maintains a long-term, equity-oriented perspective, being much less concerned with investment performance on a quarterly or shorter basis than with real, long-term growth of income. Investment time horizon is the paramount determinant of long-term investment strategy, and the Fund has a long-term time horizon.

The Adviser uses both a quantitative and a fundamental approach to identify stocks that are undervalued compared to the company’s financial condition. The Adviser first conducts a fundamental analysis of prospective companies to determine their near and long-term financial prospects and then uses quantitative measurements, including price/earnings ratios, price/book ratios, price/sales ratios, dividend yields and profitability, to select those stocks that appear undervalued.

With respect to the Fund’s investment in debt securities, the Adviser monitors interest rate outlooks, the shape of the yield curve and other economic factors to determine an appropriate maturity profile for the Fund’s investment portfolio consistent with the Fund’s objective. In particular, the Adviser watches the yield spreads between higher and lower quality debt securities, between different sectors of the economy and between different types of debt securities to identify those securities that provide the highest yield at the best price. The Fund may invest in debt securities of any maturity, any principal amount, with any interest rate and reset terms.

The Adviser monitors the investments in the Fund’s portfolio to determine if there have been any fundamental changes in the companies or issuers. The Adviser may sell a security if:
•	The security subsequently fails to meet the Adviser’s initial investment criteria
•	A more attractively priced security is found or if funds are needed for other purposes
•	The Adviser believes that the security has reached its appreciation potential
•	Revised economic forecasts or interest rate outlook requires a repositioning of debt securities

Temporary Defensive Position In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategy and may invest  without limit in cash or prime quality cash equivalents , such as prime commercial paper, and other money market instruments. A temporary defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Additional Information Regarding Principal Risk Factors

General Market Risk An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s net asset value (“NAV”), yield and total return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund or the Fund could underperform other investments. The principal risks of an investment in the Fund include:
• The stock or bond market goes down
•	Value stocks fall out of favor with the stock market
•	The stock market continues to undervalue the stocks in the Fund’s portfolio
•	The stock prices of medium capitalization companies may fluctuate more than the stock prices of larger capitalization companies
•	The judgment of the Adviser as to the value of a stock proves to be wrong

Because the Fund uses a value approach to select potential stock or debt securities, there is the risk that the market will not recognize the intrinsic value of the Fund’s investments for an unexpectedly long time. Further, the security prices of medium size companies may fluctuate more significantly than the security prices of larger size companies. Generally, this increased volatility is due to the fact that securities of medium size companies are traded less frequently and are less liquid than securities of large size companies. Also, there is usually less information available on medium size companies than on larger size companies.

Equity and Convertible Securities Risk The value of the Fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

    Convertible Securities Risk The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest  payments, and the value of the underlying stock into which the securities may be converted.

Common Stock Risk An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Common stock prices fluctuate for several reasons, including changes to investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occurs. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stocks are generally subordinate to issuers’ other securities, including convertible and preferred securities.

Large Capitalization Company Risk Large capitalization company stocks may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be slow to respond to challenges and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Capitalization Company Risk The stocks of mid-capitalization companies may entail greater risk and their prices may fluctuate more than those of the securities of larger, more established companies.

Debt Securities Risk The Fund is subject to the risk that the financial condition of an issuer of a security held by the Fund may cause the issuer to default or become unable to pay interest or principal due on the securities. This risk generally increases as security credit ratings decrease. Because the Fund invests in debt securities, it has the following additional risks:

Interest Rate Risk The Fund may be subject to the risk that the market value of fixed-income securities that it holds will decline due to rising interest rates.  When interest rates rise, the prices of most fixed-income securities decline.  The price of fixed-income securities is also affected by their maturity.  Fixed-income securities with longer maturities generally have greater sensitivity to changes in interest rates.

Credit Risk A Fund will lose money if the issuer of a bond or other fixed-income security is unable to meet its financial obligations or goes bankrupt.  Credit risk usually applies to most fixed-income securities, including bonds issued by a U.S. Government agency whose obligations are not backed by the full faith and credit of the U.S. Government.  A decline in an issuer’s credit rating also can cause the price of its bonds to go down.

Liquidity Risk Certain fixed income securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell at a particular time and price.

Inflation-Indexed Security Risk Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the Fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

Government Securities Risk A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Not all U.S. government obligations are backed by the full faith and credit of the U.S. Treasury. Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. In addition, because many types of U.S. government obligations trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:
•	Are willing to tolerate significant changes in the value of your investment,
            • Are pursuing a long-term goal, and
•	Are willing to accept higher short-term risk.

The Fund may not be appropriate for you if you:

            • Need regular income or stability of principal,
•	Are pursuing a short-term goal or investing, emergency reserves, or
•	Want an investment that pursues market trends or focuses only on particular sectors or industries.

MANAGEMENT

The Fund is a series of Forum Funds (the “Trust”), an open-end, management investment company (mutual fund). The Trust and the Fund are overseen by the Board of Trustees (the “Board”). The Board meets periodically to review the Fund’s performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust’s executive officers, may be found in the Fund’s Statement of Additional Information (“SAI”).

The Adviser The Fund’s Adviser is H.M. Payson & Co., One Portland Square, P.O. Box 31, Portland, Maine 04112. The Adviser was founded in 1854 and was incorporated in Maine in 1987, making it one of the oldest investment firms in the United States operating under its original name.

Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an advisory fee at an annual rate of 0.60% of the average daily net assets of the Fund.

A discussion summarizing the basis on which the Board most recently approved the investment advisory agreements between the Trust and the Adviser is available in the Fund’s semi-annual report for the period ended September 30, 2009.

As of March 31, 2010, the Adviser had approximately $1.7 billion in assets under management.

Portfolio Managers The Fund is managed by John C. Downing, Peter E. Robbins, and William N. Weickert who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

John C. Downing has been a Managing Director and Chief Compliance Officer of the Adviser for the past five years.

Peter E. Robbins has been a Managing Director, Director of Research, Chief Investment Officer, and Chair of the Firm’s Executive Committee during the past five years.

William N. Weickert has been a Managing Director, Director of Research, and Secretary of the Adviser during the past five years.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Fund.

Other Service Providers

Atlantic Fund Administration, LLC (“Atlantic”), provides certain administration, portfolio accounting and transfer agency services to the Fund and the Trust, and provides certain officers to the Trust, including a Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”), Chief Compliance Officer (“CCO”) and an Anti-Money Laundering Compliance Officer (“AMLCO”) as well as additional compliance support functions.

Foreside Fund Services, LLC, the Trust’s principal underwriter (the “Distributor”), acts as the  distributor in connection with the offering of the Fund’s shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares.
The Distributor is not affiliated with the Adviser or with Atlantic or their affiliates.

Fund Expenses

The Fund pays for its expenses out of its own assets. Expenses include the Fund’s own expense as well as Trust expenses that are allocated to the Fund and the other series of the Trust. Certain service providers may waive all or any portion of their fees and may reimburse certain expenses of the Fund. Any fee reduction or expense reimbursement increases the Fund’s investment performance for the period during which the reduction or reimbursement is in effect and may not be recouped at a later date.

Your Account

How to Contact the Fund

Write to us at:
Payson Total Return Fund
P.O. Box 588
Portland, Maine 04112

Overnight address: Payson Total Return Fund
C/o Atlantic Fund Administration, LLC
Attn: Transfer Agent
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Telephone us at:
(800) 805-8258 (Toll Free)

Wire investments (or ACH payments) to:
Please contact the Transfer Agent at (800) 805-8258 (toll free) to obtain the ABA routing number and the account number for the Fund.

General Information

You may purchase or sell (redeem) Fund shares on each weekday that the New York Stock Exchange (“NYSE”) is open. Under unusual circumstances, such as in the case of an emergency, the Fund may calculate its NAV and accept and process orders when the NYSE is closed.

You may purchase or sell (redeem) shares of the Fund at the NAV next calculated (normally 4:00 p.m., Eastern Time) after the transfer agent receives your request in proper form (as described in this Prospectus on pages 13 through 16). If the transfer agent receives your purchase or redemption request in proper form by 4:00 p.m. Eastern Time, your transaction will price at the NAV of the Fund the same business day; if the transfer agent receives your request after 4:00 p.m., Eastern Time, your transaction will price at the NAV of the Fund the next business day. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements from the Fund detailing balances and all transactions completed during the prior quarter and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone redemption privileges.

When and How NAV is Determined The Fund calculates its NAV as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed.

The Fund’s NAV is determined by taking the market value of the Fund’s total assets, subtracting liabilities of the Fund, and then dividing the result (net assets) by the number of the Fund’s shares outstanding.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) on the Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed-income securities may be valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations or matrix pricing, which is a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.  Investments in other open-end regulated investment companies are valued at their NAV per share.

Market quotations may not be readily available or may be unreliable if, among other things: (i) the exchange on which a security is principally traded closes early; (ii) trading in a security is halted during the day and does not resume prior to the time as of which the Fund calculates its NAV; or (iii) events occur after the close of the securities markets on which the Fund’s portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.  The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or if the prices or values available are unreliable.

The Board has delegated fair value determinations to a Valuation Committee consisting of a member of the Board or the President or the Treasurer, a representative of the Fund’s fund accountant and, if needed, a portfolio manager or a senior representative of the Adviser, when the Fund’s securities require fair valuation.

Fair valuation may be based on subjective factors, and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold.  Fair valuation could result in a different NAV than a NAV determined by using market quotations.

The Fund’s investments in securities of medium sized companies are more likely to require a fair value determination because they are more thinly traded and less liquid than securities of larger companies.

The Fund’s investment in foreign securities are more likely to require a fair value determination because, among other things, most foreign securities markets close before the Fund values its securities. The earlier close of those foreign securities markets gives rise to the possibility that events may have occurred in the interim that necessitate fair valuation.

NYSE Holiday Schedule The NYSE is open every weekday, Monday through Friday, except on the following holidays: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent a Fund’s portfolio investments trade in markets on days when that Fund is not open for business, the Fund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business because markets or exchanges other than the NYSE may be closed.

Transactions Through Financial Intermediaries The Fund has authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities when approved by the Fund (collectively, “financial intermediaries”) to accept purchase and redemption orders on the Fund’s behalf. If you invest through a financial intermediary, the policies and fees of the intermediary may be different than the policies and fees of the Fund.  Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying (selling) Fund shares.  You should consult a representative of your financial intermediary for more information.

All orders to purchase or sell shares are executed as of the next NAV calculated after the order has been received in “good order” by a financial intermediary. Orders are accepted until the close of regular trading on the NYSE every business day, normally 4:00 p.m., and are executed the same day at that day’s NAV. To ensure this occurs, the financial intermediaries are responsible for transmitting all orders to the Fund in compliance with their contractual deadline.

Payments to Financial Intermediaries The Fund and its affiliates (at their own expense) may compensate financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency, recordkeeping and shareholder communication services.  Fund supermarkets are brokerage firms that provide access to funds in different fund families and are considered to be financial intermediaries.  For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ.  The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.  Payment by the Fund of a portion of such compensation is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Fund or the transfer agent.  To the extent that it is paid by a Fund affiliate, such compensation would likely include amounts from that affiliate’s own resources and constitute what is sometimes referred to as “revenue sharing.”

Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating itself and its salespersons with respect to Fund shares.  For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses.  It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating registered sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or its affiliates, and the prospect of receiving such compensation may provide the financial intermediary with an incentive to recommend the shares of the Fund, over other potential investments.  Similarly, the compensation may cause a financial intermediary to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, (i) to refuse, cancel or rescind any purchase order, or (ii) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority or applicable law. If your account is closed at the request of governmental or law enforcement, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s SAI, which is available on the Fund’s website at http:// www.hmpayson.com.

Buying Shares

How to Make Payments Unless purchased through a third party financial institution, all investments must be made by check, ACH, or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures adopted on behalf of the Fund, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier’s check or traveler’s check).

Checks Check must be made payable to “Payson Total Return Fund.” For individual, sole proprietor, joint, Uniform Gift to Minors Act (“UGMA”) and Uniform Transfer to Minors Act (“UTMA”) accounts, checks may be made payable to one or more owners of the account and endorsed to “Payson Total Return Fund.” A $20 charge may be imposed on any returned checks.

ACH Refers to the Automated Clearing House system maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

Wires Instruct your financial institution with whom you have an account to make a Federal Fund wire payment to us. Your financial institution may charge you a fee for this service.

Minimum Investments The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investments	Minimum Additional Investments
Standard Accounts	$2,000	$250
Retirement Accounts	$1,000	$250

If deemed appropriate by the Trust officers, the Fund may waive minimum investment requirements.

Account Requirements
Type of Account	Requirements
Individual, Sole Proprietorship and Joint Accounts Individual accounts are owned by one person, as are sole proprietorships. Joint accounts have two or more owners (tenants)	• Instructions must be signed by all persons required to sign exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits	• Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. • The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other
• The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and corporate resolutions or a secretary’s certificate.

Trusts	• The trust must be established before an account may be opened. • The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to, among other measures, obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, tax identification number, physical street address, date of birth, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Fund will at tempt to contact you or, if applicable, your financial advisor. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application and investment amount. Once your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may be subject to a gain or loss on Fund shares, will be subject to any related taxes and will not be able to recoup any redemption fees assessed. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days from the purchase date.

Limitation on Frequent Trading   Frequent trading by a Fund’s shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies.  Because the Fund invests primarily in equity securities of domestic companies, bonds and cash, its portfolio generally has not been attractive to frequent traders or susceptible to market timing. Accordingly, the Board has adopted a policy of not monitoring for frequent purchases and redemptions of the Fund shares.

Policy on Prohibition of Foreign Shareholders The Fund requires that all shareholders must be U.S. persons with a valid U.S. taxpayer identification number to open an account with the Fund.

Investment Procedures

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary • Contact your advisor using the method that is most convenient for you	Through a Financial Intermediary • Contact your advisor using the method that is most convenient for you
By Check
• Call or write us for an account application
• Complete the application (and other required documents, if applicable)
• Mail us your application (and other required documents, if applicable) and a check
By Check • Fill out an investment slip from a confirmation or write us a letter • Write your account number on your check • Mail us the slip (or your letter) and the check
By Wire
• Call or write us for an account application
• Complete the application (and other required documents, if applicable)
• Call us to fax the complete application (and other required documents, if applicable) and we will assign you an account number
• Mail us your original application (and other required documents, if applicable)
• Instruct your U.S. financial institution to wire your money to us
By Wire • Instruct your financial institution to wire your money to us
By ACH Payment
• Call or write us for an account application
• Complete the application (and other required documents, if applicable)
• Call us to fax the completed application (and other required documents, if applicable) and we will assign you and account number
• Mail us your original application (and other required documents, if applicable)
• We will electronically debit your purchase proceeds from the financial institution account identified in your account application
• Purchases are limited to $25,000 per day.

By ACH Payment
• Call to request a purchase by ACH payment
• We will electronically debit your purchase proceeds from the financial institution account identified in your account application
• Purchases are limited to $25,000 per day

Systematic Investments You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month.  Payments for systematic investments are automatically debited from your designated savings or checking account via ACH.  Systematic investments must be for at least $250 per occurrence.

Canceled or Failed Payments The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase due to nonpayment.

Selling Shares

The Fund processes redemption orders received in good order at the next calculated NAV, which is normally 4:00 p.m., Eastern Time. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days from the date of purchase.

How to Sell Shares from Your Account
Through a Financial Intermediary • Contact your advisor using the method that is most convenient for you
By Mail
• Prepare a written request including:
• Your name(s) and signature(s)
• Your account number
• The Fund name
• The dollar amount or number of shares you want to sell
• How and where to send the redemption proceeds
• Obtain a signature guarantee (if required)
• Obtain other documentation (if required)
• Mail us your request and documentation

By Telephone
• Call us with your request (unless you declined telephone redemption privileges on your account application)
• Provide the following information:
• Your account number
• Exact name(s) in which the account is registered
• Additional form of identification
• Redemption proceeds will be mailed to you by check or electronically credited to your account at the financial institution identified on your account application

Systematically
• Complete the systematic withdrawal section of the application
• Attach a voided check to your application
• Mail us your completed application
• Redemption proceeds will be mailed to you by check or electronically credited to your account at the financial institution identified on your account application

Wire Redemption Privileges You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may mail us your redemption order.

Systematic Withdrawals You may establish a systematic withdrawal plan to automatically redeem a specified amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. These payments are sent from your account by check to your address of record, or, if you so designate to your bank account by ACH payment.

Signature Guarantee Requirements To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You can obtain a Medallion Signature Guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent may require written instructions signed by all registered shareholders, with a Medallion Signature Guarantee for each shareholder, for any of the following:

•	Written requests to redeem $100,000 or more
•	Changes to a shareholder’s record name or account registration
•	Paying redemptions proceeds from an account for which the address has changed within the last 30 days
•	Sending redemption and distribution proceeds to any person, address or financial institution account not on record
•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
•	Adding or changing ACH or wire instructions, telephone redemption options or any other election in connection with your account

The transfer agent reserves the right to require Medallion Signature Guarantees on all redemptions.

Small Accounts If the value of your account falls below $1,000 ($500 for IRAs), the Fund may ask you to increase your balance. If the account value is still below $1,000 ($500 for IRAs) after 60 days, the Fund retains the right to close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Redemptions In Kind Pursuant to an election filed with the Securities and Exchange Commission (the “SEC”), the Fund reserves the right to pay redemption proceeds in liquid portfolio securities rather than cash. To the extent the shareholder redeems its shares in this manner, the shareholder assumes the  risk of a subsequent change in the market value of those securities and the cost of liquidating the securities. In addition, the shareholder will bear any brokerage and related costs in disposing of or selling the portfolio securities it receives from the Fund. Please see the SAI for more detail on redemptions in kind.

Lost Accounts The transfer agent will consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six months or more) checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but will be held in an account until the transfer agent locates you or  escheats the funds  to the state of your last known address.

Retirement Accounts You may invest in Fund shares though an IRA, including traditional and Roth IRAs also known as “Qualified Retirement Accounts.” The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

Other Information

Distributions and Dividend Reinvestments

The Fund declares distributions from net investment income and pays those distributions quarterly. Any net capital gain realized by the Fund will be distributed at least annually.

Most investors have their income dividends and capital gain distributions (each a “distribution”)reinvested in additional shares of the Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested.

Taxes

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

The Fund’s distributions of net investment income and net short-term capital gain are taxable to you as ordinary income. The Fund’s distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include a nontaxable return of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal income tax of 15% (0% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.

A distribution reduces the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the distribution even though the distribution represents a partial return of your investment.

The sale (redemption) of Fund shares is generally taxable for Federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the Fund shares. The gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions with respect to those shares.

Distributions from the Fund and gain recognized from the sale or other disposition of Fund shares will be subject to a 3.8% U.S. Federal Medicare contribution tax on “net investment income,” beginning in 2013, for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

The Fund will be required to withhold Federal income tax at the rate of 28% on all distributions and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you (if you are an individual or certain other non-corporate shareholder) if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against your Federal income tax liability once you provide the required information or certification.

Distributions from the Fund and gain recognized from the sale or other disposition of Fund shares will be subject to a 3.8% U.S. Federal Medicare contribution tax on “net investment income,” beginning in 2013, for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

 After December 31of each year, the Fund will mail you reports containing information about the income tax classification of distributions paid during the year. For further information about the tax effects of investing in the Fund, please see the SAI and consult your tax advisor.

Organization

The Trust is a Delaware statutory trust, and the Fund is a series thereof. The Fund does not expect to hold shareholders’ meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders’ meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

The information for the years ended March 31, 2010 and March 31, 2009 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Annual Report dated March 31, 2010, which is available upon request. The information for years ended prior to March 31, 2009 was audited by the Fund’s previous independent public accounting firm.

	Years ended March, 31
	2010	2009	2008	2007	2006
NET ASSET VALUE, Beginning of Year	$7.59	$12.48	$13.57	$12.88	$12.04

INVESTMENT OPERATIONS
Net investment income (a)	0.09	0.10	0.11	0.07	0.08
Net realized and unrealized gain (loss) on investments	4.87	(4.82)	(0.76)	0.96	0.82

Total from Investment Operations	4.96	(4.72)	(0.65)	1.03	0.90

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.07)	(0.10)	(0.12)	(0.06)	(0.06)
Net realized investment gains	—	(0.07)	(0.32)	(0.28)	—

Total Distributions to Shareholders	(0.07)	(0.17)	(0.44)	(0.34)	(0.06)

NET ASSET VALUE, End of Year	$12.48	$7.59	$12.48	$13.57	$12.88

TOTAL RETURN	65.44%	(38.05)%	(5.06)%	7.98%	7.51%
RATIO/SUPPLEMENTRY DATA
Net Assets at End of Year (000’s omitted)	$37,608	$16,011	$27,577	$30,376	$18,800
Ratios to Average Net Assets:
Net investment income	0.83%	0.94%	0.80%	0.54%	0.66%
Net expenses	1.59%	1.77%	1.46%	1.36%	1.37%
Gross expenses(b)	1.61%	1.78%	1.46%	1.85%	1.89%
Portfolio Turnover Rate	79%	109%	57%	46%	85%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.

PAYSON TOTAL RETURN FUND

Annual/Semi-Annual Reports

Additional information about the Fund’s investments is available in the

Fund’s’ annual/semi-annual reports to shareholders. In the Fund’s’

annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally a part of, this Prospectus.

Contacting the Fund

You may obtain free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the

Fund by contacting the Fund at:

PAYSON TOTAL RETURN FUND
Attn: Transfer Agent
Atlantic Fund Administration
P.O. Box 588
Portland, ME 04101
(800) 805-8258

The Fund’s prospectus, SAI and annual/semi-annual reports are also available, without charge, on the Fund’s’ website at www.hmpayson.com

Securities and Exchange Commission Information

You can also review the Fund’s annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission (“SEC”). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a duplication fee, by e-mailing or writing to:

Public Reference Room

Securities and Exchange Commission

Washington, D.C. 20549

E-mail address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI, is available on the SEC’s website at www.sec.gov.

DISTRIBUTOR:
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

Investment Company Act File No. 811-3023